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                                                                   EXHIBIT 10.19


                                 PROMISSORY NOTE



$7,125,000                                                   _________ ___, 2002

                  FOR VALUE RECEIVED, the undersigned, LIN TV Corp. ("Maker"), whose address is One Richmond Square, Suite 200, Providence, Rhode Island 02906, hereby unconditionally promises to pay to the order of Hicks, Muse & Co. Partners, L.P. ("Lender"), at Lender's office at 200 Crescent Court, Suite 1600, Dallas, Texas 75201, the sum of Seven Million, One Hundred Twenty-Five Thousand and No/100 Dollars ($7,125,000.00), as such amount may be adjusted from time to time as set forth herein, in legal and lawful money of the United States of America, together with interest on the unpaid balance from time to time remaining unpaid prior to maturity at the lesser of (a) the Highest Lawful Rate (hereinafter defined), or (b) a rate of ten percent (10.0%) per annum. Interest shall be computed on the basis of a 360 day year and for the actual number of days elapsed (including the first day but excluding the last day).

                  The entire principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on ______________, 2003, the maturity date of this Note; provided, however, that in the event of the consummation of the merger of Maker and Sunrise Television Corp. (the "Merger") and the sale (the "North Dakota Sale") of the North Dakota stations of STC Broadcasting, Inc. ("STC"), Maker will assign, and Lender will accept, the consideration received by STC in the North Dakota Sale in excess of $28,875,000, regardless of whether such excess consideration consists of a promissory note or cash (collectively, the "Excess Consideration"), if any, to Lender (and the aggregate principal balance of this Note shall be adjusted to an amount equal to the amount of such Excess Consideration, including, by way of illustration and not of limitation, to zero) and such adjusted amount shall be deemed to constitute full satisfaction of this Note; and provided further that in the event of the termination of either the Merger or the North Dakota Sale, Maker may issue a stock purchase warrant, in full satisfaction of this Note, to Lender in substantially the form attached hereto as Exhibit A, which grants Lender a warrant exercisable for the number of shares (rounded to the nearest whole share) of its Class B Common Stock, as is determined by dividing $7,125,000 by the Fair Market Value (as defined below) of a share of Maker's Class A Common Stock. For purposes hereof, "Fair Market Value" shall mean the public offering price per share of Maker's Class A Common Stock in its initial public offering, less underwriting discounts and commissions and $.01.

                  If payment of this Note is not made when due, the entire indebtedness hereunder, at the option of Lender, shall immediately become due and payable, and Lender shall be entitled to pursue any or all remedies to which Lender is entitled hereunder, or at law or in equity.

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                  It is the intent of the Lender and the Maker to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lender or any other holder hereof and the Maker (or any other party liable with respect to any indebtedness under this Note) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If the Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to the Maker or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note and the indebtedness owing hereunder does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean such laws as they now exist or may be changed or amended or come into effect in the future.

                  This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes and is not for personal, family, household or agricultural purposes.

                  THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND


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INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR
ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN DALLAS, TEXAS.

                  Service of any notice by Maker to Lender or by Lender to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys' and collection fees.

                  The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

                  The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

                  THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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                  EXECUTED AND AGREED as of the dated first above written.



                                        LIN TV CORP.

                                        By:
                                                 ------------------------------
                                        Name:
                                                 ------------------------------
                                        Title:
                                                 ------------------------------



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